UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange of 1934
April 7, 2006
(Date of earliest event reported)

USG CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 South Franklin Street, Chicago, Illinois 60606-4678
(Address of principal executive offices, including zip code)
(312) 606-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release
Disclosure Statement

ITEM 8.01 Other Events.
     On April 10, 2006, USG Corporation (the “Corporation”) issued a press release announcing that the U.S. Bankruptcy Court for the District of Delaware approved the adequacy of the information in the Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of USG Corporation and its Debtor Subsidiaries (the “Disclosure Statement”) filed by the Corporation with the Bankruptcy Court on March 27, 2006. The Bankruptcy Court issued an order approving the Disclosure Statement on April 7, 2006.
     The Disclosure Statement contains certain projections of financial performance for the fiscal years ended December 31, 2006 and 2007, which projections were previously furnished as an exhibit to the Corporation’s Current Report on Form 8-K dated March 3, 2006. The debtors do not, as a matter of course, publish their business plans and strategies or forward-looking projections of results of operations, financial position and cash flows. The Corporation refers to the limitations and qualifications included in the Disclosure Statement with respect to those projections.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Disclosure Statement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
     Separately, the Corporation reported that the number of outstanding stock options as of April 7, 2006 was 400,175. The weighted average remaining life of those options was 33 months and the weighted average strike price was $44.77.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Number	Description

99.1	USG Corporation press release dated April 10, 2006

99.2	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of USG Corporation and its Debtor Subsidiaries

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
By:	/S/ Stanley L. Ferguson
Stanley L. Ferguson,
Executive Vice President and General Counsel

Date: April 10, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	USG Corporation press release dated April 10, 2006

99.2	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of USG Corporation and its Debtor Subsidiaries